PROJECT PROFILE
Culinary Academy of Las Vegas North Las Vegas, NV

THE PROJECT:

The Culinary Academy of Las Vegas (CALV) Forward project involves the renovation of the existing 40,000-square-foot culinary academy facility and a 15,000-square-foot expansion in North Las Vegas, NV, with a total development cost of $26.7 million. The academy is located in a highly distressed census tract with an Area Median Income equal to 61% of the national average and a poverty rate of 21%. The area is also designated as an Opportunity Zone by the U.S. Treasury.

The project will enable CALV to double its workforce training capacity from 2,000 students to 4,000 students annually. Backed by Culinary Union Local 226 and Bartenders Union Local 165, in partnership with leading hospitality employers across Las Vegas, the academy delivers 12 vocational training programs in culinary arts, food and beverage service, and housekeeping. Through hands-on training, classroom instruction, and strong employer partnerships, CALV prepares students for unionized hospitality careers that provide competitive wages, comprehensive benefits, and pathways for advancement.

FINANCING:	Financing for the $26.7 million CALV Forward project includes $10.0 million in Federal New Markets Tax Credits (NMTC) allocated by Building America CDE.

ECONOMIC IMPACT OF INVESTMENT*

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of October 1, 2025. Economic impact data is in 2025 dollars, and all other figures are nominal.

PROJECT PROFILE | Culinary Academy of Las Vegas, North Las Vegas, NV

“The Culinary Academy of Las Vegas exemplifies how strategic workforce training drives economic mobility and regional growth. This expansion brings more classrooms, enhanced hands-on instruction, and broader access to quality union hospitality careers with fair wages, healthcare, and retirement benefits. It’s a smart investment in the skilled union workforce that powers the Las Vegas economy and a model for building real pathways to prosperity”
- Ted Pappageorge Secretary-Treasurer Culinary Workers Union Local 226

COMMUNITY IMPACT:

The renovated and expanded CALV facility will train 4,000 students annually, most of whom are low-income residents, for accessible and quality jobs. CALV works closely with community agencies to offer full or partial tuition assistance, enabling 85% of students to receive financial support. Beyond workforce training, the academy also provides approximately 5,000 low-cost meals annually to individuals and families in need.

All major hotels and casinos along the Las Vegas Strip partner with the academy, providing critical employer contributions to fund its programming. This close partnership ensures the academy’s training programs remain current and effective, supports strong job placement outcomes, and connects students to stable, unionized careers in the hospitality industry.

The renovation and expansion will generate approximately 135 union construction jobs and create or retain 101 permanent jobs at CALV. All positions will provide quality employment opportunities, with 78% designated as accessible jobs, available to individuals with limited formal education and others facing barriers to stable employment.

Building America CDE’s allocation of Federal NMTCs is a critical component of the project’s financing structure, providing essential funding that allows CALV to access low-cost capital and strengthen its long-term financial sustainability. .

ABOUT BUILDING AMERICA:

Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $280 million of these tax credits since 2011. The HIT is a fixed income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. .

Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call HIT Investor Relations at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

10/2025

10/2025	1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.buildingamericacde.com